EXHIBIT 99.2

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                     CASE NUMBER
                                                00-27939-BKC-RBR
                                                -------------------------------
     New Commodore Cruise Lines Limited
                                                           --------------------
                                                 JUDGE     Raymond B. Ray
                                                           --------------------

               DEBTOR.                           CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                      FROM:  7/1/2001      TO:  7/31/2001
                           -----------        ------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Chad P. Pugatch
                                            -------------------------------
                                            Attorney for Debtor

                                            Attorney's Address
     Debtor's Address                       and Phone Number
     and Phone Number                       Northmark Building, Suite 101
                                            -------------------------------
     4000 Hollywood Blvd, suite 385-S       33 N.E. 2nd Street
     -----------------------------------    -------------------------------
     Hollywood, Fl 33021                    Fort Lauderdale, FL 33301
     -----------------------------------    -------------------------------
     (954) 967-2103                         (954) 462-8000
     -----------------------------------    -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING  7/1/2001                    AND ENDING  7/31/2001
                           -----------------------                -------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
                    Date of Petition:  27-Dec-00
                                       -----------

                                                                   CUMULATIVE
                                                     CURRENT       PETITION
                                                     MONTH         TO DATE
                                                     ------------  ------------

1. CASH AT BEGINNING OF PERIOD                       $ 107,782.25  $ 502,034.56
                                                     ------------  ------------
2. RECEIPTS:
      A. Cash Sales                                             -             -
                                                     ------------  ------------
            Less Cash Refunds                                   -             -
                                                     ------------  ------------
            Net Cash Sales                                      -             -
                                                     ------------  ------------
      B. Collection on Postpetition A/R                 26,830.51     26,830.51
                                                     ------------  ------------
      C. Collection on Prepetition A/R                          -     26,642.91
                                                     ------------  ------------
      D. Other Receipts (Attach List)                   93,785.66    854,831.92
                                                     ------------  ------------
      (If you receive rental income you must
      attach a rent roll.)

3. TOTAL RECEIPTS                                    $ 120,616.17    908,305.34
                                                     ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                      $ 228,398.42 $1,410,339.90
                                                     ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                       5,750.00     14,750.00
                                                     ------------  ------------
      B. Net Payroll                                    48,934.23    451,886.10
                                                     ------------  ------------
      C. Payroll Taxes Paid                             19,533.11    202,267.69
                                                     ------------  ------------
      D. Sales and Uses Taxes                                   -             -
                                                     ------------  ------------
      E. Other Taxes                                            -        150.00
                                                     ------------  ------------
      F. Rent                                            7,708.74     74,715.41
                                                     ------------  ------------
      G. Other Leases (Attachment 3)                     6,194.00    182,337.47
                                                     ------------  ------------
      H. Telephone                                        4,675.14    55,993.21
                                                     ------------  ------------
      I. Utilities                                              -        943.68
                                                     ------------  ------------
      J. Travel & Entertainment                          1,356.29     18,481.01
                                                     ------------  ------------
      K. Vehicle Expenses                                       -         13.17
                                                     ------------  ------------
      L. Office Supplies                                        -      1,288.30
                                                     ------------  ------------
      M. Advertising                                            -        167.00
                                                     ------------  ------------
      N. Insurance ( Attachment 7)                              -      7,010.21
                                                     ------------  ------------
      O. Purchases of Fixed Assets                              -             -
                                                     ------------  ------------
      P. Purchases of Inventory                                 -             -
                                                     ------------  ------------
      Q. Manufacturing Supplies                                 -             -
                                                     ------------  ------------
      R. Repair & Maintenance                                   -        375.00
                                                     ------------  ------------
      S. Payments to secured Creditor                           -     46,456.80
                                                     ------------  ------------
      T. Other Operating Expenses                       55,586.99    274,844.93
           (Attach List)                             ------------  ------------
6. TOTAL CASH DISBURSEMENTS                            149,738.50  1,331,679.98
                                                     ------------  ------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                 $  78,659.92  $  78,659.92
                                                     ------------  ------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th   day of August 2001.   /s/ Alan Pritzker
    -------                   ------------------------------
                                  Alan Pritzker - CFO

         New Commodore Cruise Limited
             Cash Receipts Detail
         For the Month of July 2001


RECEIPTS DETAIL

    10-Jul          8.33   Air ticket commission
    10-Jul        150.00   Sale of computer equipment
    10-Jul     12,327.15   Premium return of insurance policy
    10-Jul        516.46   Reimb wages for loaned employee
    13-Jul        250.00   Sale of computer equipment
    13-Jul     26,830.51   US Maritime reimb claim payment
    17-Jul         26.21   Bell South refund
    17-Jul      6,666,67   Universe Explorer July mgmt fees
    19-Jul        110.21   Pay Pal Transfer
    20-Jul        100.00   Sale of computer equipment
    25-Jul     60,890.87   Capri reimb Mar-Jun expenses
    31-Jul     12,724.76   Return Certificate of Deposit funds
    31-Jul         15.00   Hotel commission
              -----------
             $120,616.17
              ===========

                  New Commodore Cruise Line Limited
                    Debtor in Possession 00-27939
                       July 2001 Disbursements

CHECK                                   CHECK       Fin
NUMBER   NAME                           AMOUNT      Rpt   PURPOSE
245    BEST OFFICE SYSTEM                 187.50    T    Warehouse expense
246    JULIA DE LEON                      156.63    T    Cobra
247    VIVIAN GAZZOLA                     156.63    T    Cobra
248    IBM CORPORATION-SP4              6,194.00    G    Computer Lease
249    ROBERT SHIM                         48.95    T    Reimburse expenses
250    STANDGUARD                          32.81    T    Water Fountain
251    U.S. MARITIME CONSULTANTS       26,830.51    T    Crew claim reimbursemt
252    ALAN PRITZKER                      692.67    T    Cobra
252    ALAN PRITZKER                       25.85    T    Reimburse expenses
253    GWEN RICH                          508.33    T    Cobra
254    CDR PRESIDENTIAL L.L.C.          7,708.74    F    Rent
255    CORPORATE EXPRESS IMAGING          476.41    T    Copy service
256    FRED MAYER                         179.00    H    Telephone
256    FRED MAYER                       1,010.54    J    Travel Expenses
256    FRED MAYER                         813.00    T    Cobra
256    FRED MAYER                         133.36    T    Reimburse expenses
257    BELLSOUTH                          761.80    H    Telephone
258    EDOUARD PETITSON                   156.63    T    Cobra
259    NEXTEL COMMUNICATIONS              199.51    H    Telephone
260    ROBERT SHIM                        324.02    T    Cobra
260    ROBERT SHIM                        167.88    T    Reimburse expenses
261    UPS UNITED PARCEL SVC                9.41    T    Delivery services
262    ALAN PRITZKER                      345.75    J    Travel Expenses
263    BEST OFFICE SYSTEM               1,040.00    T    Warehouse expense
264    U.S. TRUSTEE                       250.00    A    Qtrly trustee fee
265    U.S. TRUSTEE                       250.00    A    Qtrly trustee fee
266    U.S. TRUSTEE                     1,500.00    A    Qtrly trustee fee
267    U.S. TRUSTEE                     3,750.00    A    Qtrly trustee fee
268    LOUISIANA DEPT. OF REVENUE          35.35    T    Late charges
269    AT & T                              12.25    H    Telephone
270    BELLSOUTH                        1,595.28    H    Telephone
271    FEDERAL EXPRESS CORP.               81.64    T    Delivery services
272    ZLATKO KOSOVIC                     473.15    T    Cobra
273    NEXTEL COMMUNICATIONS              874.21    H    Telephone
274    ROBERT SHIM                         64.92    T    Reimburse expenses
275    UPS UNITED PARCEL SVC               41.51    T    Delivery services
276    ALAN PRITZKER                       82.63    T    Reimburse expenses
277    U.S. MARITIME CONSULTANTS       22,871.11    T    Crew claim reimbursemt
278    MCI WORLDCOM                       312.46    H    Telephone
279    MCI WORLDCOM                       740.63    H    Telephone
004    Florida U.C. Fund                  241.83    C    Florida Unempl. Taxes
       Paychecks                       48,934.23    B    Net Payroll
       Internal Revenue Service         9,687.98    C    Federal Taxes
       Internal Revenue Service         9,567.47    C    Federal Taxes
       Internal Revenue Service            35.83    C    Federal Unempl. Taxes
       Petty Cash Expenses                 21.08    T
       Bank fees                           71.51    T
       Service fees - Payroll account      83.50    T
                                      ----------
                                      149,738.50

                                  ATTACHMENT 1
                                  ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     7/1/2001               and ending   7/31/2001
                              --------------------              ---------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                       302,479.72
                                                           -----------

ACCOUNTS RECEIVABLE RECONCILIATION(Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

   Beginning of the Month Balance                  $   308,902.22
   PLUS: Adjustment of pre-petition receivables
   PLUS: Current Month New Billings                     49,701.62
   LESS: Payments received                              26,830.51
   LESS: Write off uncollectible debt
                                                   --------------
   End of Month Balance                            $   331,773.33
                                                   ==============

------------------------------------------------------------------------------
AGING:(Show the total amount for each age group of accounts incurred since filing the petition)

      0-30 Days     31-60 Days    61-90 Days    Over 90 Days    Total
     22,871.11       5,253.00      2,690.78        35,705.88    66,520.77
------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     7/1/2001               and ending   7/31/2001
                               --------                         ---------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred          Outstanding         Vendor      Description    Amount
   --------          -----------         ------      -----------    ------

see attached detail                                               $17,728.25


-----------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $ 13,398.80
PLUS: New Indebtedness Incurred This Month            $  4,565.90
LESS: Amount Paid on Prior Accounts Payable           $    236.45
                                                      -----------
Ending Month Balance                                  $ 17,728.25
                                                      ===========

-----------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                              Number              Total
                                              of Post             Amount of
Secured          Date                         Petition            Post Petition
Creditors/       Payment       Payment        Payments            Payments
Lessor           Due           Amount         Delinquent          Delinquent
------           ---           ------         ----------          ----------

                            NEW COMMODORE CRUISE LINE
                         ACCOUNTS PAYABLE - POST PETITION
                                 AS OF 07/31/01

DATE     DAYS OUT- VENDOR                                                                    INVOICE       INVOICE
INCURRED STANDING    #    VENDOR NAME                      DESCRIPTION                          #            AMT
03/01/01  152   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099        173.00
03/01/01  152   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099A       173.00
03/01/01  152   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099B       173.00
03/01/01  152   *000467   E.B. Ross, Jr., MD               Medical claims to be reimbursed   103100        175.00
03/01/01  152   *000468   St. Josephs Radiology            Medical claims to be reimbursed   100598        232.74
03/01/01  152   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   665858        620.25
03/01/01  152   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666060         63.75
03/01/01  152   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666262        714.75
03/01/01  152   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666565        117.75
03/01/01  152   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666666         63.75
03/01/01  152   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665555         19.00
03/01/01  152   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665656         19.00
03/01/01  152   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   666464         91.00
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   665555          5.60
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   665656          5.60
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   665858         57.89
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   666060          5.95
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   666262         66.71
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   666464         15.40
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   666565         10.99
03/01/01  152   5108      Express Bill Review              Medical claims to be reimbursed   666666          5.95
03/01/01  152   8090      Horr, Linfors & Skipp            Medical claims pymt for
                                                             Ralston Moodie                  12184       7,786.49
03/31/01  122   9043      Information Management           Service credit                    CRE00512     (125.00)
05/01/01   91   21009     U.S. Maritime Consultants        Claims consultant for Ralston
                                                             Moodie case                     98858       2,690.78
07/05/01   26   3095      CDR Presidential                 Rent credit from prior year       70501        (436.76)
07/31/01    0   19121     Robert Shim                      Reimburse office expenses         73101          44.17
07/23/01    0   19062     Sea Hawk North America           July 2001 Representation          2001-080    5,000.00
07/28/01    3   21080     United Parcel Service            Credit for late delivery          R1A569        (41.51)
                                                                        ---------
                                                                        17,728.25
07/31/01                                                                                           =========

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning         7/1/2001          and ending 7/31/2001
                              -------------------              ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                            330,343.93
                                                         ----------------

INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month           330,343.93
                                                         ----------------
             Inventory Purchased During Month
                                                         ----------------
             Inventory Used or Sold
                                                         ----------------
             Inventory On Hand at End of Month                 330,343.93
                                                         ----------------

METHOD OF COSTING INVENTORY:
                                                   ----------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              8,011,767.56
                                                         ----------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 -----------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:         7/31/2001

      Fixed Asset Book Value at Beginning of Month           6,966,465.22
                                                         ----------------
                  LESS: Depreciation Expense                    47,923.83
                                                         ----------------
                   PLUS: New Purchases                                  -
                                                         ----------------
                   LESS: Net Value of assets sold                       -
                                                         ----------------
      Ending Monthly Balance                                 6,918,541.39
                                                         ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                    ----------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning        7/1/2001           and ending 7/31/2001
                                  --------                      ---------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA           BRANCH:
              -------------------------         ----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Payroll Account

ACCOUNT NUMBER:       375 400 0997
                      ---------------------------------------------------------

PURPOSE OF ACCOUNT:   Payroll Account
                      ---------------------------------------------------------

          Beginning Balance                             592.16
                                             -----------------
          Total of Deposit Made                      49,025.00
                                             -----------------
          Total Amount of Checks Written             48,934.23
                                             -----------------
          Service Charges                                83.50
                                             -----------------
          Closing Balance                               599.43
                                             -----------------


Number of First Check Written this Period                           235885
                                                                 ---------
Number of Last Check Written this Period                            235908
                                                                 ---------

Total Number of Checks Written this Period                              24
                                                                 ---------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value        Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------
                                CHECK REGISTER
                                --------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning                7/1/2001  and ending   7/31/2001
                                          --------              ---------------
NAME OF BANK:   BANK OF AMERICA                      BRANCH:
                -------------------                          ------------------

ACCOUNT NAME:   New Commodore Cruise Lines Limited Debtor-in-possession
                ---------------------------------------------------------------
                #00-27939 Payroll Account

ACCOUNT NUMBER:      375 400 0997
                     ----------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll Account
                     ----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date           Check Number                     Payee       Purpose      Amount
----           ------------                     -----       -------      ------
7/06 & 7/20   235885-235908 see attached list  employees   Paychecks  48,934.23

                                                                Total 48,934.23

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------

Reporting Period beginning 7/1/01                     and ending  7/31/01
                           --------------------------            --------------

NAME OF BANK: BANK OF AMERICA                        BRANCH:
              --------------------------------------         ------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-In-Possession
              -----------------------------------------------------------------
              #00-27939 Payroll Account

ACCOUNT NUMBER:            375 400 0997
                ---------------------------------------------------------------

PURPOSE OF ACCOUNT:        Payroll Account
                    -----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc

          Check
 Date     Number     Payee                   Purpose                    Amount
 ----     -------    -----                   -------                   --------
07/06/01  30235885   Mayer, Fred             6/23/01-7/06/01 Payroll   2,884.11
07/06/01  30235886   Pritzker, Alan          6/23/01-7/06/01 Payroll   5,395.64
07/06/01  30235887   Spinelli, Rodolfo       6/23/01-7/06/01 Payroll   3,145.26
07/06/01  30235888   Deleon, Julia           6/23/01-7/06/01 Payroll     609.60
07/06/01  30235889   Gazzola, Vivian         6/23/01-7/06/01 Payroll     847.83
07/06/01  30235890   Gilleland-Rich Gwendolyn6/23/01-7/06/01 Payroll   1,889.14
07/06/01  30235891   Gimenez, Severine       6/23/01-7/06/01 Payroll   1,056.27
07/06/01  30235892   Lewing, Maria           6/23/01-7/06/01 Payroll   2,876.74
07/06/01  30235893   Shim, Robert            6/23/01-7/06/01 Payroll   1,392.70
07/06/01  30235894   Alex, Mary              6/23/01-7/06/01 Payroll     953.77
07/06/01  30235895   Petitson, Eduard        6/23/01-7/06/01 Payroll   1,224.62
07/06/01  30235896   Zaltko, Kosovic         6/23/01-7/06/01 Payroll   2,131.18
07/20/01  30235897   Mayer, Fred             7/07/01-7/20/01 Payroll   2,916.34
07/20/01  30235898   Pritzker, Alan          7/07/01-7/20/01 Payroll   5,430.75
07/20/01  30235899   Spinelli, Rodolfo       7/07/01-7/20/01 Payroll   3,170.67
07/20/01  30235900   Deleon, Julia           7/07/01-7/20/01 Payroll     609.60
07/20/01  30235901   Gazzola, Vivian         7/07/01-7/20/01 Payroll     847.84
07/20/01  30235902   Gilleland-Rich Gwendolyn7/07/01-7/20/01 Payroll   1,889.14
07/20/01  30235903   Gimenez, Severine       7/07/01-7/20/01 Payroll   1,057.57
07/20/01  30235904   Lewing, Maria           7/07/01-7/20/01 Payroll   2,891.38
07/20/01  30235905   Shim, Robert            7/07/01-7/20/01 Payroll   1,392.69
07/20/01  30235906   Alex, Mary              7/07/01-7/20/01 Payroll     953.78
07/20/01  30235907   Petitson, Eduard        7/07/01-7/20/01 Payroll   1,230.15
07/20/01  30235908   Zaltko, Kosovic         7/07/01-7/20/01 Payroll   2,137.46

                                                      Total           48,934.23

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited

Reporting Period beginning        7/1/2001       and ending     07/31/01
                           ---------------                  -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
              ------------------------------------            -----------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:           375 400 1006
                          -----------------------------------------------------
PURPOSE OF ACCOUNT:       Tax Account
                          -----------------------------------------------------

    Beginning Balance                                      475.56
                                            ---------------------
    Total of Deposit Made                               19,260.00
                                            ---------------------
    Total Amount of Wires                               19,291.28
                                            ---------------------
    Total Amount of Checks Written                         241.83
                                            ---------------------
    Service Charges                                             -
                                            ---------------------
    Closing Balance                                        202.45
                                            ---------------------

Number of First Check Written this Period                                004
                                                                   ----------
Number of Last Check Written this Period                                 004
                                                                   ----------
Total Number of Checks Written this Period                                 1
                                                                   ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable     Face Value          Purchase Price      Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                  -------------------
                Limited
                -------
Reporting Period beginning        7/1/2001      and ending    7/31/2001
                           ---------------                  -------------------

NAME OF BANK: BANK OF AMERICA                  BRANCH:
              ----------------------------                  -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Tax Account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

   Date    Check Number              Payee             Purpose        Amount
   ----    ------------              -----             -------        ------
07/06/01   Fed Ref: 004712  Internal Revenue Services  Federal Taxes   9,687.98
07/20/01   Fed Ref: 004812  Internal Revenue Services  Federal Taxes   9,567.47
07/23/01   Fed Ref: 013009  Internal Revenue Services  Federal U.C.Tax    35.83
                                                                      ---------
                                                                      19,291.28


07/23/01        004         Florida U.C. Fund          FL U.C Tax        241.83

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited
                -------
Reporting Period beginning        7/1/2001        and ending   7/31/2001
                          ----------------                   ------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                   BRANCH:
             -----------------------------              -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account
ACCOUNT NUMBER:           375 400 0984
                          -----------------------------------------------------

PURPOSE OF ACCOUNT:       Operating account
                          -----------------------------------------------------

     Beginning Balance                             106,474.26
                                                 --------------
     Total of Deposit Made                         120,616.17
                                                 --------------
     Total Amount of Checks Written                149,380.07  Incl wires
                                                 --------------
     Service Charges                                    71.51
                                                 --------------
     Closing Balance                                77,638.85
                                                 --------------

Number of First Check Written this Period                        245
                                                            ----------
Number of Last Check Written this Period                         279
                                                            ----------

Total Number of Checks Written this Period                         33
                                                            ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable        Face Value        Purchase Price     Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------


                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines   Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning        7/1/2001     and ending 7/31/2001
                           ---------------                ---------------------

NAME OF BANK: BANK OF AMERICA              BRANCH:
              --------------------------                -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account

ACCOUNT NUMBER:            375 400 0984
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Operating account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee                Purpose         Amount
-----       ------------           -----                -------         ------

                                Check Register See Attached           81,095.07
7/06/2001       Wire       Transfer to Payroll Account                24,455.00
7/06/2001       Wire       Transfer to Tax Account                     9,690.00
7/20/2001       Wire       Transfer to Payroll Account                24,570.00
7/20/2001       Wire       Transfer to Tax Account                     9,570.00


                           Total Disbursements                       149,380.07

                         New Commodore Cruise Line Limited
                         Debtor In Possession 00-27939
                         Operating Account Check Register

 CHECK    CHECK       VENDOR                                 CHECK
 NUMBER   DATE        NAME                                   AMOUNT

   245    7/03/2001   BEST OFFICE SYSTEM                         187.50
   246    7/03/2001   JULIA DE LEON                              156.63
   247    7/03/2001   VIVIAN GAZZOLA                             156.63
   248    7/03/2001   IBM CORPORATION-SP4                      6,194.00
   249    7/03/2001   ROBERT SHIM                                 48.95
   250    7/03/2001   STANDGUARD                                  32.81
   251    7/03/2001   U.S. MARITIME CONSULTANTS               26,830.51
   252    7/03/2001   ALAN PRITZKER                              718.52
   253    7/03/2001   GWEN RICH                                  508.33
   254    7/03/2001   CDR PRESIDENTIAL  L.L.C.                 7,708.74
   255    7/10/2001   CORPORATE EXPRESS IMAGING                  476.41
   256    7/16/2001   FRED MAYER                               2,135.90
   257    7/19/2001   BELLSOUTH                                  761.80
   258    7/19/2001   EDOUARD PETITSON                           156.63
   259    7/19/2001   NEXTEL COMMUNICATIONS                      199.51
   260    7/19/2001   ROBERT SHIM                                491.90
   261    7/19/2001   UPS UNITED PARCEL SVC                        9.41
   262    7/19/2001   ALAN PRITZKER                              345.75
   263    7/19/2001   BEST OFFICE SYSTEM                       1,040.00
   264    7/19/2001   U.S. TRUSTEE                               250.00
   265    7/19/2001   U.S. TRUSTEE                               250.00
   266    7/19/2001   U.S. TRUSTEE                             1,500.00
   267    7/19/2001   U.S. TRUSTEE                             3,750.00
   268    7/26/2001   LOUISIANA DEPT. OF REVENUE                  35.35
   269    7/26/2001   AT & T                                      12.25
   270    7/26/2001   BELLSOUTH                                1,595.28
   271    7/26/2001   FEDERAL EXPRESS CORP.                       81.64
   272    7/26/2001   ZLATKO KOSOVIC                             473.15
   273    7/26/2001   NEXTEL COMMUNICATIONS                      874.21
   274    7/26/2001   ROBERT SHIM                                 64.92
   277    7/26/2001   UPS UNITED PARCEL SVC                       41.51
   276    7/26/2001   ALAN PRITZKER                               82.63
   277    7/26/2001   U.S. MARITIME CONSULTANTS               22,871.11
   278    7/30/2001   MCI WORLDCOM                               312.46
   279    7/30/2001   MCI WORLDCOM                               740.63
                                                           ------------
                                                              81,095.07
                                                           ============

                                 ATTACHMENT 4
                                 ------------

         MONTHLY BANK ACCOUNT RECONCILIATION (Office Petty Cash Fund)
         ------------------------------------------------------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                 --------------------
                Limited
                -------
Reporting Period beginning        7/1/2001      and ending 7/31/2001
                           ---------------                ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.


NAME OF BANK:   N/A                            BRANCH:
                ---------------------------             -----------------------
ACCOUNT NAME:   N/A
                ---------------------------------------------------------------

ACCOUNT NUMBER:            N/A
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Minor Office Expense Outlays
                           ----------------------------------------------------

          Beginning Balance                          240.27
                                                 ----------
          Total of Deposit Made                         -
                                                 ----------
          Total Amount Disbursed                      21.08
                                                 ----------
          Service Charges                               -
                                                 ----------
          Closing Balance                            219.19
                                                 ----------

Number of First Check Written this Period                         N/A
                                                                  -----------
Number of Last Check Written this Period                          N/A
                                                                  -----------
Total Number of Checks Written this Period                                  0
                                                                  -----------



DISBURSEMENT DETAIL


-------------------------------------------------------------------------------
POSTMASTER                       Certified mail                   $   21.08
                                                                 -----------
Total Disbursements                                               $   21.08
                                                                 ===========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning       7/1/2001      and ending   7/31/2001
                          ---------------                ---------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

     Date          Bank            Description                Amount
     ----          ----            ------------               ------

 07/06/01                       FICA & Fed Witholding Taxes      9,687.98
 07/20/01                       FICA & Fed Witholding Taxes      9,567.47
 07/23/01                       Federal Unemployment Taxes          35.83
 07/23/01                       Florida Unemployment Taxes         241.83

                                                                19,533.11

-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation.  Date last tax return filed 31-Jul-01  Period   2nd Quarter 2001
                                         ----------           -----------------

Name of             Date
Taxing              Payment
Authority           Due                  Description                 Amount
---------           -------              -----------                 ------




                                                                   -----------
Total Taxes Due
                                                                   ===========

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                ----------------------------              -------------------

Reporting Period beginning          7/1/01    and ending            7/31/01
                                ------------              -------------------
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                Amount Paid
--------------------------------------------------------------------------
Frederick A. Mayer            Chief Executive Officer        $    5,800.45
Alan Pritzker                 Chief Financial Officer        $   10,826.39
Rodolfo Spinelli              Sr. Vice Pres. - Technical Ops $    6,315.93

-------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                  Full Time      Part Time
Number of employees at beginning of period               12
                                                 -----------    -----------
Number hired during the period
                                                 -----------    -----------
Number transferred from part time to full time
                                                 -----------    -----------
Number terminated or resigned during period
                                                 -----------    -----------
Number of employees on payroll at end of period          12              0
                                                 -----------    -----------

-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


          Agent &                                                    Date
          Phone                         Coverage        Expiration   Premium
Carrier   Number       Policy No        Type            Date         Due
-------   -------      ---------        --------        ----------   -------

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------